UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2017

CytoDyn Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

000-49908

(SEC File Number)

75-3056237

(IRS Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 10, 2017, CytoDyn Inc. (the “Company”) sold $950,000 in aggregate principal amount of unsecured convertible promissory notes (the “Notes”) and related warrants (the “Warrants”) to purchase common stock of the Company (the “Common Stock”) in private placements (the “July 10 Placement”) to accredited investors, pursuant to subscription agreements entered into with each (collectively, the “Subscription Agreements”), in exchange for cash in an equal amount. The proceeds of the July 10 Placement is anticipated to be used for general working capital and to fund clinical trials.

The terms of the July 10 Placement and of the Notes and the Warrants are identical to those of the private placements that occurred on June 19, 20 and 30, 2017 (the “June Placements”), as described in the Form 8-Ks filed with the Securities and Exchange Commission on July 7, 2017 and June 22, 2017 (the “Prior 8-Ks”) and (solely with respect to the terms of the Notes and not the Warrants) the Form 8-K filed with the Securities and Exchange Commission on June 2, 2017, each of which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

In the July 10 Placement, the Company sold approximately $950,000 in aggregate principal amount of Notes and related Warrants to various accredited investors. The principal amount of the Notes plus unpaid accrued interest at an annual rate of 7.0% is convertible at the election of the holders into shares of Common Stock at any time prior to maturity, at an initial conversion price of $0.75 per share, with an aggregate of 1,266,665 shares of the Company’s Common Stock initially underlying the Notes.

As part of the investment in the Notes, the Company also issued Warrants exercisable for 50% of the shares into which the Notes are convertible, with Warrants for an aggregate of 633,332 shares of Common Stock issued in the July 10 Placement. The Warrants are exercisable at a price of $1.00 per share. The Warrants are currently exercisable in full and will expire five years from the date of issuance.

As described in the Prior 8-Ks, the Subscription Agreements contain certain “piggyback” registration rights relating to resales of shares of Common Stock underlying the Notes and the Warrants. In addition, the Company has engaged a placement agent to assist with identifying certain investors to participate in the offering of its Notes and Warrants, the terms of which engagement are also described in the Prior 8-Ks and incorporated herein by reference. In connection with the July 10 Placement, the placement agent is entitled to Placement Agent Warrants for 101,332 shares of Common Stock and a cash fee of $85,500.

Each of the investors in the July 10 Placement and the placement agent has represented to the Company that it is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on the exemption from registration afforded by Section 4(a)(2) of the Securities Act in connection with the issuance of the Note, the Warrants and the Placement Agent Warrants.

The foregoing description of the Notes, the Warrants, the Placement Agent Warrants and the July 10 Placement is qualified in its entirety by reference to the full text of the Notes, the Warrants, the Placement Agent Warrants and the Subscription Agreements, which are included as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Convertible Promissory Note (incorporated by reference to Exhibit 4.1 to the Form 8-K filed on June 22, 2017).

4.2	Form of Warrant to Purchase Common Stock (incorporated by reference to Exhibit 4.2 to the Form 8-K filed on June 22, 2017).

4.3	Form of Placement Agent Warrant (incorporated by reference to Exhibit 4.3 to the Form 8-K filed on June 22, 2017).

10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on June 22, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CytoDyn Inc.

Dated: July 14, 2017	By:	/s/ Michael D. Mulholland
Michael D. Mulholland
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Convertible Promissory Note (incorporated by reference to Exhibit 4.1 to the Form 8-K filed on June 22, 2017).

4.2	Form of Warrant to Purchase Common Stock (incorporated by reference to Exhibit 4.2 to the Form 8-K filed on June 22, 2017).

4.3	Form of Placement Agent Warrant (incorporated by reference to Exhibit 4.3 to the Form 8-K filed on June 22, 2017).

10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on June 22, 2017).